UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 18, 2016 (September 2, 2016)

(Date of Report - Date of Earliest Event Reported)

FirstCash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10960	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(817) 335-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

In this Current Report on Form 8-K/A, the “Company” and “FirstCash” refers to FirstCash, Inc., a Delaware corporation formerly known as First Cash Financial Services, Inc., and its consolidated subsidiaries.

On September 2, 2016, the Company filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion, on September 1, 2016, of the merger of equals business combination with Cash America International, Inc. (“Cash America”) as contemplated by that certain agreement and plan of merger, dated as of April 28, 2016 (the “Merger Agreement”), by and among the Company, Cash America, and Frontier Merger Sub LLC, a wholly owned subsidiary of the Company (“Merger Sub”). On September 1, 2016 and pursuant to the Merger Agreement, Cash America merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity in the Merger and a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Cash America required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the Merger is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Cash America.*

23.2	Consent of Grant Thornton LLP, independent registered public accounting firm of Cash America.*

99.1	Audited Historical Consolidated Financial Statements and Related Notes, and Financial Statement Schedule of Cash America (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2015 filed by Cash America (SEC File No. 001-09733) on February 26, 2016).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2016 and the year ended December 31, 2015.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 18, 2016	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Cash America.*

23.2	Consent of Grant Thornton LLP, independent registered public accounting firm of Cash America.*

99.1	Audited Historical Consolidated Financial Statements and Related Notes, and Financial Statement Schedule of Cash America (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2015 filed by Cash America (SEC File No. 001-09733) on February 26, 2016).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2016 and the year ended December 31, 2015.*

*	Filed herewith.

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